WIMC Review 3rd Quarter 2009

Table of Contents

Safe Harbor Statement.. 3
Introduction... 4
Balance Sheet.. 5
Income Statement... 8
Portfolio Metrics.. 12

Walter INVESTMENT MANAGEMENT CORP.

2

Safe Harbor Statement Certain statements in this presentation and in our public documents to which we refer, contain or incorporate by reference "forward-looking" statements as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Walter Investment Management Corp. is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Words such as "expect," "believe," "anticipate," "project," "estimate," "forecast," "objective," "plan," "goal," "may," "should," "will" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company's current belief, intentions and expectations; however, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements, to differ materially from those reflected in the statements made or incorporated in this release. Thus, these forward-looking statements are not guarantees of future performance and should not be relied upon as predictions of future events. These risks and uncertainties are contained in Walter Investment Management Corp.'s Registration Statement on Form S-11 dated September 22, 2009, as amended on October 8, 2009 and October 16, 2009, and Walter Investment Management Corp.'s other filings with the Securities and Exchange Commission. In particular (but not by way of limitation), the following important factors and assumptions could affect the Company's future results and could cause actual results to differ materially from those expressed in the forward-looking statements: local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends and developments in particular; the availability of suitable qualifying investments for the proceeds of the Company's secondary offering and risks associated with any such investments we may purse; the availability of additional investment capital and suitable qualifying investments, and risks associated with the expansion of our business activities; limitations imposed on the Company's business due to its REIT status and the Company's continued qualification as a REIT for federal income tax purposes; financing sources and availability, and future interest expense; fluctuations in interest rates and levels of mortgage prepayments; increases in costs and other general competitive factors; natural disasters and adverse weather conditions, especially to the extent they result in material payouts under insurance policies placed with our captive insurance subsidiary; changes in federal, state and local policies, laws and regulations affecting our business, including, without limitation, mortgage financing or servicing, and/or the rights and obligations of property owners, mortgagees and tenants; the effectiveness of risk management strategies; unexpected losses resulting from pending, threatened or unforeseen litigation or other third party claims against the Company; the ability or willingness of Walter Energy and other counterparties to satisfy its/their material obligations under its/their agreements with the Company; the Company's continued listing on the NYSE Amex; uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs; the integration of the former Hanover Capital Mortgage Holdings, Inc. business into that of Walter Investment Management, LLC and its affiliates (the "Merger"), and the realization of anticipated synergies, cost savings and growth opportunities from the Merger; future performance generally; and other presently unidentified factors. This WIMC Review contains or references certain non-GAAP financial measures which are intended to assist in the evaluation of certain financial information provided by the Company. Information regarding non-GAAP financial measures and the reconciliation of them to GAAP measures are provided within this document. The financial information presented is unaudited. Should any of the financial information upon which a forward-looking statement is based change upon audit, the forward-looking statement may also change. All forward looking statements set forth herein are qualified by these cautionary statements and are made only as of the date hereof. The Company undertakes no obligation to update or revise the information contained herein, including without limitation any forward-looking statements whether as a result of new information, subsequent events or circumstances, or otherwise, unless otherwise required by law.

Introduction Note to Readers: Results for the quarter ended September 30, 2009 for Walter Investment Management Corp. ("WIMC") were filed with the Securities and Exchange Commission ("SEC") in a Form 10-Q on November 12, 2009. Results for the quarter ended June 30, 2009 were filed with the SEC in a Form 10-Q on August 14, 2009. Results as of and for the three year period ended December 31, 2008 and the quarter ended March 31, 2009 for Walter Investment Management, LLC ("WIM LLC"), the accounting predecessor to WIMC, were presented in a Form 8-K/A on July 10, 2009. Results for the quarter ended March 31, 2009 are available for Hanover Capital Mortgage Holdings Inc. ("Hanover") in their Form 10-Q filed with the SEC on May 15, 2009. These filings and our earnings press releases provide information about our financial results in accordance with generally accepted accounting principles (GAAP). We urge you to review these documents, which are available through our web site, www.walterinvestment.com. This document, called the WIMC Review, provides supplemental information about WIMC through a discussion of many GAAP, as well as non-GAAP measures. We believe that these figures provide additional insight into WIMC's business and future prospects. In each case in which we discuss a non-GAAP measure, you will find an explanation of how it has been calculated, why we think the figure is important, and a reconciliation between the GAAP and non-GAAP figures. We hope you find the WIMC Review helpful to your understanding of our business.

Balance Sheet The following table reflects a comparison of the GAAP balance sheets as of September 30, 2009 and June 30, 2009. September 30, 2009 June 30, 2009 Cash and cash equivalents 23,896 $ 21,605 $ Short-term investments, restricted 53,186 55,755 Receivables, net 4,369 3,538 Residential loans, net 1,673,103 1,701,388 Subordinate security 1,769 1,607 Real estate owned 56,745 55,846 Unamortized debt expense 18,822 19,212 Other assets 10,859 11,594 Total assets 1,842,749 1,870,545 Accounts payable 1,507 1,942 Accrued expenses 29,875 28,418 Deferred income taxes, net 208 259 Mortgage-backed debt 1,292,242 1,319,695 Accrued interest 8,989 9,233 Other liabilities 742 511 Total liabilities 1,333,563 1,360,058 Stockholders' equity 509,186 $ 510,487 $ Common stock outstanding 19,892,887 19,871,205 Book value per share 25.60 $ 25.69 $ Book Value Per Share ($ in thousands, except per share data) (Unaudited)

Balance Sheet Breakdown Net Assets The following table provides a breakdown of GAAP Net Assets between the securitized (encumbered) net assets and the unencumbered net assets (in millions). GAAP Reconciliation for 9/30/09 (1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,292.2 M and accrued interest of $9.0 M. (1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,292.2 M and accrued interest of $9.0 M. (1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,292.2 M and accrued inte rest of $9.0 M. (1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,292.2 M and accrued interest of $9.0 M. (1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,292.2 M and accrued interest of $9.0 M. (1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,292.2 M and accrued interest of $9.0 M. (1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,292.2 M and accrued interest of $9.0 M. (1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,292.2 M and accrued interest of $9.0 M. (1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed deb t of $1,292.2 M and accrued interest of $9.0 M. (1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,292.2 M and accrued interest of $9.0 M. (1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,292.2 M and accrued interest of $9.0 M. (1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mor tgage-backed debt of $1,292.2 M and accrued interest of $9.0 M. (2) GAAP short-term investments of $53.2 M includes restricted cash associated with our insurance business of $5.9 M in addition to the securitized restricted cash shown in the table above. (2) GAAP short-term investments of $53.2 M includes restricted cash associated with our insurance business of $5.9 M in addition to the securitized restricted cash shown in the table above. (2) GAAP short-term investments of $53.2 M includes restricted cash associated with our insurance business of $5.9 M in add ition to the securitized restricted cash shown in the table above. (2) GAAP short-term investments of $53.2 M includes restricted cash associated with our insurance business of $5.9 M in addition to the securitized restricted cash shown in the table above. (2) GAAP short-term investments of $53.2 M includes restricted cash associated with our insurance business of $5.9 M in addition to the securitized restricted cash shown in the table above. (2) GAAP short-term investments of $53.2 M includes rest ricted cash associated with our insurance business of $5.9 M in addition to the securitized restricted cash shown in the table above. (2) GAAP short-term investments of $53.2 M includes restricted cash associated with our insurance business of $5.9 M in addition to the securitized restricted cash shown in the table above. (2) GAAP short-term investments of $53.2 M includes restricted cash associated with our insurance business of $5.9 M in addition to the securitized restricted cash shown in the table above. (2) GAAP short-term investments of $53.2 M includes restricted cash associated with our insurance business of $5.9 M in addition to the securitized restricted cash shown in the table above. (2) GAAP short-term investments of $53.2 M includes restricted cash associated with our insurance business of $5.9 M in addition to the securitized restricted cash shown in the table above. (2) GAAP short-term investments of $53.2 M includes restricted cash associated with our insurance business of $5.9 M in addition to the securitized restricted cash shown in the table above. (2) GAAP short-term investments of $53.2 M includes restricted cash associated with our insurance business of $5.9 M in addition to the securitized restricted cash shown in the table above. (3) Other in the above table consist of the following GAAP balances: unrestricted cash of $23.9 M, unencumbered short-term investments of $5.9 M, receivables of $4.4 M, subordinated security of $1.8 M, and other assets of $10.9 M. Other liabilities in the above table consist of the following GAAP balances: accounts payable of $1.5 M, accrued expenses of $29.9 M, deferred income taxes of $0.2 M, and other liabilities of $0.7 M. (3) Other in the above table consist of the following GAAP balances: un restricted cash of $23.9 M, unencumbered short-term investments of $5.9 M, receivables of $4.4 M, subordinated security of $1.8 M, and other assets of $10.9 M. Other liabilities in the above table consist of the following GAAP balances: accounts payable of $1.5 M, accrued expenses of $29.9 M, deferred income taxes of $0.2 M, and other liabilities of $0.7 M. (3) Other in the above table consist of the following GAAP balances: unrestricted cash of $23.9 M, unencumbered short-term investments of $5.9 M, receivables of $4.4 M, subordinated security of $1.8 M, and other assets of $10.9 M. Other liabilities in the above table consist of the following GAAP balances: accounts payable of $1.5 M, accrued expenses of $29.9 M, deferred income taxes of $0.2 M, and other liabilities of $0.7 M. (3) Other in the above table consist of the following GAAP balances: unrestricted cash of $23.9 M, unencumbered short-term investments of $5.9 M, receivables of $4.4 M, subordinated security of $1.8 M, and other assets of $10.9 M. Other liabilities in the above table consist of the following GAAP balances: accounts payable of $1.5 M, accrued expenses of $29.9 M, deferred income taxes of $0.2 M, and other liabilities of $0.7 M. (3) Other in the above table consist of the following GAAP balances: unrestricted cash of $23.9 M, unencumbered short-term investments of $5.9 M, receivables of $4.4 M, subordinated security of $1.8 M, and other assets of $10.9 M. Other liabilities in the above table consist of the following GA AP balances: accounts payable of $1.5 M, accrued expenses of $29.9 M, deferred income taxes of $0.2 M, and other liabilities of $0.7 M. (3) Other in the above table consist of the following GAAP balances: unrestricted cash of $23.9 M, unencumbered short-term investments of $5.9 M, receivables of $4.4 M, subordinated security of $1.8 M, and other assets of $10.9 M. Other liabilities in the above table consist of the following GAAP balances: accounts payable of $1.5 M, accrued expenses of $29.9 M, defe rred income taxes of $0.2 M, and other liabilities of $0.7 M. (3) Other in the above table consist of the following GAAP balances: unrestricted cash of $23.9 M, unencumbered short-term investments of $5.9 M, receivables of $4.4 M, subordinated security of $1.8 M, and other assets of $10.9 M. Other liabilities in the above table consist of the following GAAP balances: accounts payable of $1.5 M, accrued expenses of $29.9 M, deferred income taxes of $0.2 M, and other liabilities of $0.7 M. (3) Other in the above table consist of the following GAAP balances: unrestricted cash of $23.9 M, unencumbered short-term investments of $5.9 M, receivables of $4.4 M, subordinated security of $1.8 M, and other assets of $10.9 M. Other liabilities in the above table consist of the following GAAP balances: accounts payable of $1.5 M, accrued expenses of $29.9 M, deferred income taxes of $0.2 M, and other liabilities of $0.7 M. (3) Other in the above table consist of the following GAAP balances: unrestricted ca sh of $23.9 M, unencumbered short-term investments of $5.9 M, receivables of $4.4 M, subordinated security of $1.8 M, and other assets of $10.9 M. Other liabilities in the above table consist of the following GAAP balances: accounts payable of $1.5 M, accrued expenses of $29.9 M, deferred income taxes of $0.2 M, and other liabilities of $0.7 M. (3) Other in the above table consist of the following GAAP balances: unrestricted cash of $23.9 M, unencumbered short-term investments of $5.9 M, receivables o f $4.4 M, subordinated security of $1.8 M, and other assets of $10.9 M. Other liabilities in the above table consist of the following GAAP balances: accounts payable of $1.5 M, accrued expenses of $29.9 M, deferred income taxes of $0.2 M, and other liabilities of $0.7 M. (3) Other in the above table consist of the following GAAP balances: unrestricted cash of $23.9 M, unencumbered short-term investments of $5.9 M, receivables of $4.4 M, subordinated security of $1.8 M, and other assets of $10.9 M. Ot her liabilities in the above table consist of the following GAAP balances: accounts payable of $1.5 M, accrued expenses of $29.9 M, deferred income taxes of $0.2 M, and other liabilities of $0.7 M. (3) Other in the above table consist of the following GAAP balances: unrestricted cash of $23.9 M, unencumbered short-term investments of $5.9 M, receivables of $4.4 M, subordinated security of $1.8 M, and other assets of $10.9 M. Other liabilities in the above table consist of the following GAAP balances: accounts payable of $1.5 M, accrued expenses of $29.9 M, deferred income taxes of $0.2 M, and other liabilities of $0.7 M. Assets Liabilities Net Assets Assets Liabilities Net Assets Assets Liabilities Net Assets Assets Liabilities Net Assets Securitized Residential Loans (1) 1,333.5 (1,301.2) 32.3 1,354.4 (1,328.9) 25.5 1,367.9 (1,354.7) 13.2 1,404.1 (1,382.5) 21.6 Securitized Short-Term Investments (2) 47.3 47.3 49.9 49.9 49.2 49.2 49.0 49.0 Securitized Unamortized Debt Expense 18.8 18.8 19.2 19.2 19.4 19.4 19.7 19.7 Securitized Real Estate Owned 37.5 37.5 38.0 38.0 35.7 35.7 35.8 35.8 Total Securitized Net Assets 1,437.1 (1,301.2) 135.9 1,461.5 (1,328.9) 132.6 1,472.2 (1,354.7) 117.5 1,508.6 (1,382.5) 126.1 Unencumbered Residential Loans 339.6 339.6 347.0 347.0 365.3 365.3 363.7 363.7 Unencumbered Real Estate Owned 19.2 19.2 17.8 17.8 15.2 15.2 12.4 12.4 Total Unencumbered Net Assets 358.8 358.8 364.8 364.8 380.5 380.5 376.1 376.1 Other (3) 46.8 (32.3) 14.5 44.2 (31.1) 13.1 21.8 (108.4) (86.6) 14.1 (104.8) (90.7) Total GAAP Net Assets 1,842.7 (1,333.5) 509.2 1,870.5 (1,360.0) 510.5 1,874.5 (1,463.1) 411.4 1,898.8 (1,487.3) 411.5 9/30/2009 6/30/2009 3/31/2009 12/31/2008 (Unaudited) ($ in millions)

Mortgage Portfolio

The following table provides a breakout of certain balances related to the residential loan portfolio by securitization trust and by vintage category at September 30, 2009.

(Unaudited)
($ in Millions)

	Vintage Category			Residential Loans, Net							
	Origination Date of Outstanding Balances (includes REO sales)										
Trust	Pre 2000	2000-2005	2006-2009	Principal Balance	Yield Adjustment	Yield Balance	Allowance for Loan Losses	Book Value	% of Total	REO	Mortgage-Backed Debt
Hanover	$ 4.2	$ -	$ -	$ 4.2	-	$ 4.2	$ 0.1	$ 4.1	0.2%	$ -	$ 2.4
IV	133.1	29.2	9.2	171.5	21.7	149.8	1.4	148.4	8.9%	2.0	129.0
VI	103.9	15.5	7.9	127.3	16.0	111.3	1.0	110.3	6.6%	1.9	113.4
VII	102.6	14.8	9.3	126.7	16.8	109.9	1.0	108.9	6.5%	1.7	102.4
VIII	95.7	26.9	12.4	135.0	18.0	117.0	1.1	115.9	6.9%	2.0	113.7
X	1.0	173.1	21.0	195.1	27.4	167.7	1.5	166.2	9.9%	5.1	172.7
XI	-	155.7	19.1	174.8	17.5	157.3	1.4	155.9	9.3%	4.2	160.7
2004-1	0.1	161.4	17.3	178.8	7.3	171.5	1.6	169.9	10.2%	4.7	152.4
2005-1	-	154.7	25.7	180.4	4.6	175.8	1.9	173.9	10.4%	5.4	163.0
2006-1	-	20.8	168.3	189.1	5.8	183.3	3.3	180.0	10.7%	10.5	182.6
Securitized	$ 440.6	$ 752.1	$ 290.2	$ 1,482.9	$ 135.1	$1,347.8	$ 14.3	$1,333.5	79.6%	$ 37.5	$1,292.2
Unencumbered	0.8	8.8	364.3	373.9	30.8	343.1	3.5	339.6	20.4%	19.2	N/A
Total	$ 441.4	$ 760.9	$ 654.5	$ 1,856.8	$ 165.9	$1,690.9	$ 17.8	$1,673.1	100.0%	$ 56.7	$1,292.2
Per GAAP Balance Sheet							$ 17.8	$1,673.1		$ 56.7	$1,292.2

Walter INVESTMENT MANAGEMENT CORP.

7

GAAP Income Statement

The table below provides a summary of GAAP income for the three months and nine months ended September 30, 2009 and 2008.

(Unaudited)	Three Months Ended 9/30/2009	Three Months Ended 9/30/2008	Nine Months Ended 9/30/2009	Nine Months Ended 9/30/2008
Net interest income:				
Interest income	$ 43,191	$ 47,649	$ 133,701	$ 146,107
Interest expense	22,229	24,278	67,972	78,432
Interest rate hedge ineffectiveness	-	-	-	16,981
Total net interest income	20,962	23,371	65,729	50,694
Provision for loan losses	3,102	5,289	11,211	12,646
Total net interest income after provision for loan losses	17,860	18,082	54,518	38,048
Non-interest income:				
Premium revenue	2,581	3,205	9,060	8,264
Other revenue, net	461	(1,272)	838	(1,627)
Total non-interest income	3,042	1,933	9,898	6,637
Non-interest expenses:				
Claims expense	1,098	1,400	3,760	3,870
Salaries and benefits	5,441	4,177	15,254	12,272
Legal and professional	615	273	3,215	855
Occupancy	223	389	1,023	1,168
Technology and communication	687	300	2,236	1,008
Depreciation and amortization	283	308	893	1,132
General and administrative	2,914	1,924	7,212	5,447
Other expenses	53	361	439	1,119
Related party - allocated corporate charges	-	869	853	2,603
Goodwill impairment charges	-	12,291	-	12,291
Provision for estimated hurricane insurance losses	-	3,853	-	3,853
Total non-interest expenses	11,314	26,145	34,885	45,618
Income before income taxes	9,588	(6,130)	29,531	(933)
Income tax expense (benefit)	1,345	1,767	(75,725)	3,694
GAAP net income	**8,243**	**(7,897)**	**105,256**	**(4,627)**

Taxable income is pre-tax income as calculated for tax purposes. Taxable income differs from GAAP income.

REIT taxable income is the primary determinant of the minimum amount of dividends that must be distributed in order to maintain the tax status as a REIT. REIT taxable income is pre-tax profit, as calculated for tax purposes, excluding taxable income earned at taxable subsidiaries. REITs are required to distribute at least 90% of their REIT taxable income as dividends.

In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported unaudited consolidated financial statements to conform to the unaudited consolidated financial statement presentation of the current period.

Walter INVESTMENT MANAGEMENT CORP.

8

Profitability Ratios

(Unaudited) ($ in thousands)	2009 Q3	2009 Q2	2009 Q1	2008 Q3	2008 Q2	2008 Q1
Interest income	$ 43,191	$ 44,857	$ 45,653	$ 47,649	$ 49,302	$ 49,156
Average residential loan balance[(1)(2)]	$ 1,705,294	$ 1,735,704	$ 1,769,260	$ 1,823,012	$ 1,833,302	$ 1,838,009
Effective interest income yield[(3)]	10.13%	10.34%	10.32%	10.46%	10.76%	10.70%
Interest expense[(4)]	$ 22,229	$ 22,654	$ 23,089	$ 24,278	$ 25,846	$ 28,308
Average mortgage-backed debt balance	$ 1,305,969	$ 1,332,428	$ 1,358,991	$ 1,419,811	$ 1,563,666	$ 1,698,081
Effective interest expense rate[(3)]	6.81%	6.80%	6.80%	6.84%	6.61%	6.67%
Effective interest income yield[(3)]	10.13%	10.34%	10.32%	10.46%	10.76%	10.70%
Effective interest expense rate[(3)]	6.81%	6.80%	6.80%	6.84%	6.61%	6.67%
Net interest spread[(3)]	3.32%	3.54%	3.52%	3.62%	4.15%	4.03%
Net interest income	$ 20,962	$ 22,203	$ 22,564	$ 23,371	$ 23,456	$ 20,848
Average residential loan balance[(1)(2)]	$ 1,705,294	$ 1,735,704	$ 1,769,260	$ 1,823,012	$ 1,833,302	$ 1,838,009
Yield on net portfolio assets[(3)]	4.92%	5.12%	5.10%	5.13%	5.12%	4.54%
Provision for loan losses	$ 3,102	$ 3,733	$ 4,376	$ 5,289	$ 3,116	$ 4,241

(1) Includes delinquent, bankrupt and foreclosure loans and excludes real estate owned.
(2) Average residential loan balance is net of yield adjustments and gross of allowance for losses for the period.
(3) Results have been annualized.
(4) Interest expense excludes the interest rate hedge ineffectiveness charge of $17.0M in Q1 2008.

Walter INVESTMENT MANAGEMENT CORP.

9

Non-Interest Expenses

- The table below provides a summary of overhead and servicing costs by function for the three months ended September 30, 2009 and 2008.

Three Months Ended September 30, 2009	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Related Party Allocated Corp Charges	Total
Servicing Operations (Direct Costs)								
Field	1,763	-	152	118	3	392	-	2,428
Centralized	598	118	-	5	43	228	-	992
Total Servicing (Direct Costs)	2,361	118	152	123	46	620	-	3,420
Insurance	232	35	10	2	1	485	-	765
Advisory Services	571	29	(97)	14	12	92	-	621
Information Technology (1)	319	9	-	535	2	8	-	873
Corporate Overhead (1)	1,958	113	158	(6)	222	1,656	-	4,101
Spin-off Charges	-	311	-	19	-	53	-	383
Total Overhead and Servicing Costs	5,441	615	223	687	283	2,914	-	10,163
Claims Expense								1,098
Other Expense								53
Total GAAP Non-Interest Expenses								11,314

Three Months Ended September 30, 2008	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Related Party Allocated Corp Charges	Total
Servicing Operations (Direct Costs)								
Field	1,527	-	160	89	4	443	-	2,223
Centralized	810	119	-	9	43	112	-	1,093
Total Servicing (Direct Costs)	2,337	119	160	98	47	555	-	3,316
Insurance	240	46	20	4	3	806	-	1,119
Advisory Services	-	-	-	-	-	-	-	-
Information Technology (1)	246	17	-	195	-	16	-	474
Corporate Overhead (1)	1,354	91	209	3	258	547	869	3,331
Spin-off Charges	-	-	-	-	-	-	-	-
Total Overhead and Servicing Costs	4,177	273	389	300	308	1,924	869	8,240
Claims Expense								1,400
Other Expense								361
Goodwill Impairment Charges								12,291
Provision for Estimated Hurricane Insurance Losses								3,853
Total GAAP Non-Interest Expenses								26,145

(1) Increase is primarily attributable to additional costs associated with operating as a standalone, public company and the addition of overhead associated with Hanover's operations.

Walter INVESTMENT MANAGEMENT CORP.
10

Non-Interest Expenses

- The table below provides a summary of overhead and servicing costs by function for the nine months ended September 30, 2009 and 2008.

	Nine Months Ended September 30, 2009							
	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Related Party Allocated Corp Charges	Total
Servicing Operations (Direct Costs)								
Field	5,145	-	428	350	14	1,267	-	7,204
Centralized	1,841	374	-	15	130	904	-	3,264
Total Servicing (Direct Costs)	6,986	374	428	365	144	2,171	-	10,468
Insurance	720	252	17	11	7	1,567	-	2,574
Advisory Services	1,183	102	(44)	39	24	214	-	1,518
Information Technology (1)	956	132	-	1,795	61	30	-	2,974
Corporate Overhead (1)	5,333	1,013	622	7	634	2,749	853	11,211
Spin-off Charges	76	1,342	-	19	23	481	-	1,941
Total Overhead and Servicing Costs	15,254	3,215	1,023	2,236	893	7,212	853	30,686
Claims Expense								3,760
Other Expense								439
Total GAAP Non-Interest Expenses								34,885

	Nine Months Ended September 30, 2008							
	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Related Party Allocated Corp Charges	Total
Servicing Operations (Direct Costs)								
Field	4,696	7	493	256	17	1,253	-	6,722
Centralized	2,517	444	-	16	131	270	-	3,378
Total Servicing (Direct Costs)	7,213	451	493	272	148	1,523	-	10,100
Insurance	767	114	60	17	102	1,585	-	2,645
Advisory Services	-	-	-	-	-	-	-	-
Information Technology (1)	841	27	-	709	4	41	-	1,622
Corporate Overhead (1)	2,451	263	615	10	878	2,298	2,603	9,118
Spin-off Charges	-	-	-	-	-	-	-	-
Total Overhead and Servicing Costs	11,272	855	1,168	1,008	1,132	5,447	2,603	23,485
Claims Expense								3,870
Other Expense								1,119
Goodwill Impairment Charges								12,291
Provision for Estimated Hurricane Insurance Losses								3,853
Total GAAP Non-Interest Expenses								44,618

(1) Increase is primarily attributable to additional costs associated with operating as a standalone, public company and the addition of overhead associated with Hanover's operations.

Walter INVESTMENT MANAGEMENT CORP.

11

Summary Portfolio Metrics

	2009 Q3	2009 Q2	2009 Q1	2008 Q4	2008 Q3	2008 Q2	2008 Q1
Prepayment Speeds	3.36%	4.06%	3.56%	3.17%	4.49%	6.02%	5.29%
30+ Delinquencies (%)	5.55%	5.06%	4.59%	5.35%	5.00%	4.09%	3.63%
Builder Originated/FRM	5.21%	4.39%	4.05%	4.78%	4.56%	3.69%	3.12%
ARM	30.05%	34.37%	33.89%	33.00%	26.80%	22.42%	25.58%
Serious Delinquencies - >90 Days (%)	3.24%	2.73%	3.02%	3.05%	2.53%	2.04%	2.10%
Builder Originated/FRM	2.91%	2.25%	2.61%	2.57%	2.16%	1.71%	1.67%
ARM	27.55%	29.19%	26.31%	27.53%	21.69%	18.51%	20.89%
Repossession Rate, annualized	5.37%	5.51%	5.06%	4.80%	3.89%	3.96%	4.70%
Builder Originated/FRM	5.20%	5.37%	4.58%	4.66%	3.48%	3.32%	4.16%
ARM	14.71%	14.43%	33.96%	12.49%	26.07%	34.49%	27.62%
Loss Severity	16.90%	19.00%	16.80%	21.40%	17.80%	10.10%	16.90%
Builder Originated/FRM	12.51%	13.30%	15.50%	15.50%	10.50%	8.80%	17.10%
ARM	61.75%	47.00%	40.30%	47.70%	52.00%	48.20%	13.10%
Provision for Losses	$ 3.1	$ 3.7	$ 4.4	$ 8.7	$ 5.3	$ 3.1	$ 4.2
Net Charge-offs	$ 3.6	$ 3.9	$ 4.9	$ 4.6	$ 4.3	$ 3.2	$ 4.2
Charge-off Ratio	0.85%	0.90%	1.10%	1.03%	0.94%	0.69%	0.92%
Allowance for Losses	$ 17.8	$ 18.3	$ 18.5	$ 19.0	$ 14.9	$ 13.9	$ 14.0
Allowance for Losses Ratio	1.05%	1.06%	1.06%	1.06%	0.82%	0.76%	0.76%
Total Delinquencies ($MM)	$ 102.7	$ 95.4	$ 86.2	$ 102.7	$ 98.0	$ 80.7	$ 71.8
REO ($MM)	$ 56.7	$ 55.8	$ 50.9	$ 48.2	$ 41.3	$ 42.6	$ 40.3
TIO ($MM)	$ 15.4	$ 14.8	$ 15.0	$ 15.2	$ 13.8	$ 12.7	$ 12.2
Total NPA ($MM)	$ 174.8	$ 166.0	$ 152.1	$ 166.1	$ 153.1	$ 136.0	$ 124.3
FRM Portfolio + REO ($MM)	$ 1,882.0	$ 1,912.1	$ 1,946.8	$ 1,978.4	$ 2,000.2	$ 2,008.1	$ 2,010.0
ARM Portfolio + REO ($MM)	$ 27.3	$ 29.6	$ 31.8	$ 34.8	$ 36.3	$ 41.9	$ 44.8
TIO	$ 15.4	$ 14.8	$ 15.0	$ 15.2	$ 13.8	$ 12.7	$ 12.2
Total Portfolio + REO + TIO	$ 1,924.7	$ 1,956.5	$ 1,993.6	$ 2,028.4	$ 2,050.3	$ 2,062.7	$ 2,067.0
NPA as % of Portfolio + REO + TIO ($MM)	9.08%	8.48%	7.63%	8.19%	7.47%	6.59%	6.01%

Walter INVESTMENT MANAGEMENT CORP.

12

Static Pool Data - Cumulative Losses Initial balances for WIMC Unpledged and Trusts XI, 2004-1, 2005-1, and 2006-1 are based on initial principal balance. For Trusts II, IV, VI, VII, VIII, and X, initial balances are based on initial economic balance. Economic balance, as defined in the trust agreements, is the present value of scheduled remaining monthly payments.

Static Pool Data - Cumulative Repossessions Initial balances for WIMC Unpledged and Trusts XI, 2004-1, 2005-1, and 2006-1 are based on initial principal balance. For Trusts II, IV, VI, VII, VIII, and X, initial balances are based on initial economic balance. Economic balance, as defined in the trust agreements, is the present value of scheduled remaining monthly payments.

Static Pool Data - 90+ Delinquency Delinquency rates for WIMC Unpledged and Trusts XI, 2004-1, 2005-1, and 2006-1 are based on outstanding principal balance. Delinquency rates for Trusts II, IV, VI, VII, VIII, and X are based on gross balance, as reported historically. Gross balances include unearned interest.

Static Pool Data - Prepayment Rates

Total Portfolio Note: Hanover is not included in the portfolio characteristics data as this relates to the servicing portfolio only. 2009 2009 2009 2008 2008 2008 2008 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Principal Value 1,852,578,466 1,885,845,581 1,927,726,477 1,964,976,799 1,995,161,061 2,007,435,990 2,014,540,601 Security Type ARM 24,699,651 26,390,607 27,566,212 30,659,874 31,800,170 34,889,019 39,769,803 Fixed 1,827,878,816 1,859,454,975 1,900,160,265 1,934,316,924 1,963,360,891 1,972,546,971 1,974,770,798 Total 1,852,578,466 1,885,845,581 1,927,726,477 1,964,976,799 1,995,161,061 2,007,435,990 2,014,540,601 Underlying Loan Characteristics Number of Loans 34,804 35,401 36,100 36,768 37,487 38,069 38,560 Total Principal Balance 1,852,578,466 1,885,845,581 1,927,726,477 1,964,976,799 1,995,161,061 2,007,435,990 2,014,540,601 Average Loan Size 53,229 53,271 53,400 53,443 53,223 52,732 52,244 Year 2009 Origination 3% 2% 1% 0% 0% 0% 0% Year 2008 Origination 8% 8% 8% 10% 9% 7% 5% Year 2007 Origination 13% 13% 14% 14% 14% 14% 14% Year 2006 Origination 12% 12% 12% 12% 12% 12% 12% Year 2005 Origination 9% 9% 9% 9% 9% 9% 10% Year 2004 Origination and earlier 56% 56% 57% 56% 56% 58% 59% State TX 34% 34% 34% 33% 33% 33% 33% MS 15% 15% 15% 15% 15% 15% 15% AL 9% 9% 9% 9% 9% 9% 9% LA 7% 7% 7% 7% 6% 6% 6% FL 6% 6% 6% 6% 6% 6% 6% Other States 29% 29% 29% 30% 30% 30% 30% Current Delinquency Status Current 94.5% 94.9% 95.5% 94.8% 95.1% 96.0% 96.4% 30 1.6% 1.6% 1.1% 1.6% 1.7% 1.5% 1.1% 60 0.8% 0.8% 0.4% 0.7% 0.7% 0.5% 0.4% 90 0.5% 0.4% 0.4% 0.7% 0.5% 0.4% 0.3% 120+ 2.7% 2.3% 2.5% 2.3% 2.0% 1.6% 1.7% Loan Status Active 90.3% 90.9% 91.0% 91.2% 92.1% 92.4% 92.5% Bankruptcy 6.4% 6.4% 6.0% 5.8% 5.6% 5.6% 5.5% Foreclosure 3.0% 2.6% 2.9% 2.8% 2.1% 1.7% 1.7% Litigation 0.2% 0.1% 0.1% 0.1% 0.1% 0.2% 0.2% Total Fire Loss 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% Real Estate Owned # of Accounts 921 918 846 824 706 701 698 $ 56,745,020 55,845,767 50,880,119 48,198,486 41,326,618 42,574,935 40,326,085 0-3 months 34.3% 37.1% 36.5% 45.7% 45.5% 48.9% 56.9% 4-6 months 17.4% 17.3% 18.9% 16.0% 18.8% 19.1% 17.6% 7-9 months 12.6% 14.8% 11.9% 13.3% 12.5% 13.8% 8.3% 10-12 months 11.7% 8.2% 9.4% 9.4% 9.8% 5.9% 5.5% over 12 months 24.0% 22.6% 23.3% 15.6% 13.3% 12.3% 11.6% Weighted Average Original LTV 89% 89% 89% 89% 89% 89% 89% Original LTV: 0-70 2% 2% 2% 2% 2% 2% 2% Original LTV: 70.01 - 80 3% 3% 3% 3% 3% 3% 3% Original LTV: 80.01 - 90 70% 69% 69% 69% 70% 71% 72% Original LTV: 90.01 - 100 26% 26% 26% 26% 25% 25% 24% Weighted Average FICO 581 581 579 579 579 580 581 FICO: <=600 51% 51% 52% 51% 50% 49% 48% FICO: 601 - 640 12% 12% 11% 11% 11% 11% 11% FICO: 641 - 680 8% 9% 8% 8% 8% 8% 7% FICO: 681 - 720 4% 5% 5% 5% 5% 5% 5% FICO: 721 - 760 3% 2% 2% 2% 2% 2% 2% FICO: 761 - 800 2% 2% 2% 2% 2% 2% 2% FICO: >=801 1% 1% 1% 1% 1% 1% 1% Unknown** 19% 18% 19% 20% 21% 22% 24% New Sale/Resale Customer New Sale 85% 85% 86% 86% 86% 87% 87% Resale 15% 15% 14% 14% 14% 13% 13% Table 5: Total Portfolio Characteristics (Unaudited)

Unencumbered Assets 2009 2009 2009 2008 2008 2008 2008 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Principal Value 373,872,840 382,015,246 391,523,322 399,097,639 397,028,420 374,778,288 343,446,797 Security Type ARM 1,453,854 1,735,471 1,948,814 2,109,403 2,303,684 2,851,910 3,596,561 Fixed 372,418,986 380,279,776 389,574,508 396,988,235 394,724,737 371,926,379 339,850,237 Total 373,872,840 382,015,246 391,523,322 399,097,639 397,028,420 374,778,288 343,446,797 Underlying Loan Characteristics Number of Loans 3,779 3,840 3,919 3,991 3,976 3,772 3,464 Total Principal Balance 373,872,840 382,015,246 391,523,322 399,097,639 397,028,420 374,778,288 343,446,797 Average Loan Size 98,934 99,483 99,904 99,999 99,856 99,358 99,147 Year 2009 Origination 3% 2% 1% 0% 0% 0% 0% Year 2008 Origination 29% 29% 29% 38% 35% 31% 23% Year 2007 Origination 59% 59% 60% 52% 54% 58% 64% Year 2006 Origination 7% 8% 8% 7% 8% 9% 10% Year 2005 Origination 0% 0% 0% 0% 1% 1% 1% Year 2004 Origination and earlier 2% 2% 2% 2% 2% 3% 3% State TX 34% 33% 33% 33% 34% 34% 34% MS 13% 13% 13% 13% 13% 13% 12% AL 10% 10% 10% 10% 10% 10% 10% LA 8% 8% 8% 8% 8% 8% 8% FL 9% 10% 10% 9% 9% 9% 9% Other States 26% 26% 26% 26% 26% 26% 26% Current Delinquency Status Current 90.9% 92.2% 93.9% 92.8% 94.0% 96.0% 96.3% 30 2.5% 2.4% 1.4% 2.3% 2.1% 1.7% 1.3% 60 1.4% 1.2% 0.6% 0.9% 0.9% 0.7% 0.4% 90 0.8% 0.9% 0.8% 1.0% 0.8% 0.4% 0.4% 120+ 4.4% 3.3% 3.4% 3.0% 2.2% 1.1% 1.7% Loan Status Active 88.4% 90.1% 90.8% 92.0% 94.0% 95.5% 95.8% Bankruptcy 6.6% 6.2% 5.2% 4.2% 3.2% 2.9% 2.3% Foreclosure 4.7% 3.7% 4.0% 3.7% 2.6% 1.5% 1.8% Litigation 0.3% 0.0% 0.0% 0.1% 0.1% 0.1% 0.1% Total Fire Loss 0.0% 0.0% 0.0% 0.1% 0.1% 0.1% 0.0% Real Estate Owned # of Accounts 227 214 181 151 111 108 90 $ 19,247,757 17,824,864 15,166,196 12,435,446 9,099,141 9,454,280 7,857,318 0-3 months 33.6% 35.4% 33.9% 45.9% 38.3% 49.7% 56.1% 4-6 months 19.3% 16.8% 24.0% 15.7% 27.8% 20.6% 18.2% 7-9 months 11.3% 18.1% 9.5% 16.9% 17.1% 13.9% 6.8% 10-12 months 14.3% 6.7% 10.8% 11.3% 10.6% 5.0% 2.0% over 12 months 21.5% 23.1% 21.8% 10.2% 6.2% 10.8% 17.0% Weighted Average Original LTV 88% 88% 88% 88% 88% 88% 88% Original LTV: 0-70 4% 4% 4% 4% 4% 4% 5% Original LTV: 70.01 - 80 7% 7% 7% 7% 7% 7% 7% Original LTV: 80.01 - 90 43% 42% 42% 42% 42% 42% 43% Original LTV: 90.01 - 100 46% 47% 47% 47% 47% 46% 45% Weighted Average FICO 573 564 564 564 564 564 566 FICO: <=600 52% 53% 55% 54% 53% 52% 50% FICO: 601 - 640 11% 11% 10% 9% 9% 9% 9% FICO: 641 - 680 7% 7% 6% 6% 6% 6% 6% FICO: 681 - 720 4% 5% 5% 5% 5% 5% 5% FICO: 721 - 760 2% 2% 2% 2% 2% 2% 2% FICO: 761 - 800 2% 2% 2% 2% 2% 2% 2% FICO: >=801 1% 1% 1% 1% 1% 1% 1% Unknown 20% 20% 19% 21% 23% 23% 25% New Sale/Resale Customer New Sale 95% 96% 96% 97% 97% 97% 97% Resale 5% 4% 4% 3% 3% 3% 3% Table 5a: Portfolio Characteristics - Unencumbered Assets (Unaudited)

Trust II

Portfolio Characteristics - Trust II
(Unaudited)

	2009 Q3	2009 Q2	2009 Q1	2008 Q4	2008 Q3	2008 Q2	2008 Q1
Principal Value	25,794,691	27,030,851	28,280,077	29,837,605	31,145,826	32,786,516	34,602,490
Security Type							
ARM	-	-	-	-	-	-	-
Fixed	25,794,691	27,030,851	28,280,077	32,786,516	32,786,516	32,786,516	34,602,490
Total	25,794,691	27,030,851	28,280,077	32,786,516	32,786,516	32,786,516	34,602,490
Underlying Loan Characteristics							
Number of Loans	2,032	2,136	2,244	2,363	2,480	2,609	2,801
Total Principal Balance	25,794,691	27,030,851	28,280,077	29,837,605	31,145,826	32,786,516	34,602,490
Average Loan Size	12,694	12,655	12,603	12,627	12,559	12,567	12,354
Year 2009 Origination	2%	1%	0%	0%	0%	0%	0%
Year 2008 Origination	2%	2%	2%	2%	2%	1%	1%
Year 2007 Origination	2%	2%	2%	2%	2%	2%	2%
Year 2006 Origination	2%	2%	2%	2%	2%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%	2%	2%
Year 2004 Origination and earlier	90%	91%	91%	92%	92%	93%	93%
State							
TX	46%	46%	46%	46%	45%	45%	45%
MS	11%	11%	11%	11%	11%	11%	11%
AL	7%	7%	7%	8%	8%	8%	8%
LA	4%	5%	5%	5%	4%	4%	4%
FL	5%	5%	5%	5%	5%	5%	5%
Other States	26%	26%	26%	26%	26%	26%	26%
Current Delinquency Status							
Current	96.7%	97.1%	97.6%	96.9%	96.5%	96.5%	97.0%
30	1.1%	1.0%	0.3%	0.5%	1.3%	1.1%	0.9%
60	0.3%	0.1%	0.4%	0.6%	0.6%	0.2%	0.2%
90	0.4%	0.0%	0.4%	0.6%	0.1%	0.4%	0.2%
120+	1.5%	1.7%	1.4%	1.4%	1.6%	1.8%	1.7%
Loan Status							
Active	95.3%	96.3%	95.9%	95.5%	95.9%	95.7%	96.1%
Bankruptcy	2.9%	2.5%	2.6%	2.4%	2.5%	2.5%	2.3%
Foreclosure	1.7%	1.2%	1.4%	1.8%	1.1%	1.4%	1.1%
Litigation	0.1%	0.0%	0.0%	0.2%	0.2%	0.2%	0.2%
Total Fire Loss	0.0%	0.0%	0.1%	0.2%	0.2%	0.2%	0.3%
Real Estate Owned							
# of Accounts	13	17	23	19	19	16	17
$	278,873	337,740	451,638	386,707	411,733	319,663	307,271
0-3 months	33.3%	35.8%	51.6%	53.1%	67.9%	74.5%	60.8%
4-6 months	8.5%	21.3%	3.6%	20.2%	10.4%	0.0%	7.5%
7-9 months	11.7%	12.2%	13.4%	6.3%	0.0%	6.1%	1.9%
10-12 months	17.9%	0.0%	4.6%	0.0%	5.6%	1.9%	11.6%
over 12 months	28.7%	30.6%	26.8%	20.4%	16.1%	17.6%	18.2%
Weighted Average Original LTV	95%	95%	95%	95%	95%	95%	95%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	90%	91%	91%	91%	92%	92%	92%
Original LTV: 90.01 - 100	9%	9%	9%	9%	8%	8%	8%
Weighted Average FICO	588	588	589	589	590	590	591
FICO: <=600	46%	45%	46%	45%	44%	43%	41%
FICO: 601 - 640	12%	12%	12%	11%	11%	11%	11%
FICO: 641 - 680	8%	7%	8%	8%	8%	7%	7%
FICO: 681 - 720	5%	5%	5%	5%	5%	5%	5%
FICO: 721 - 760	3%	4%	4%	4%	4%	4%	4%
FICO: 761 - 800	2%	2%	2%	2%	2%	2%	2%
FICO: >=801	1%	1%	1%	1%	1%	1%	1%
Unknown	24%	24%	23%	25%	26%	28%	28%
New Sale/Resale Customer							
New Sale	1%	1%	1%	1%	1%	1%	1%
Resale	99%	99%	99%	99%	99%	99%	99%

Walter INVESTMENT MANAGEMENT CORP.

19

Trust IV 2009 2009 2009 2008 2008 2008 2008 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Principal Value 145,663,450 150,780,091 155,782,496 160,407,750 165,829,506 171,085,792 176,665,293 Security Type ARM - - - - - - - Fixed 145,663,450 150,780,091 155,782,496 160,407,750 165,829,506 171,085,792 176,665,293 Total 145,663,450 150,780,091 155,782,496 160,407,750 165,829,506 171,085,792 176,665,293 Underlying Loan Characteristics Number of Loans 6,216 6,333 6,432 6,519 6,637 6,758 6,890 Total Principal Balance 145,663,450 150,780,091 155,782,496 160,407,750 165,829,506 171,085,792 176,665,293 Average Loan Size 23,434 23,809 24,220 24,606 24,986 25,316 25,641 Year 2009 Origination 1% 1% 0% 0% 0% 0% 0% Year 2008 Origination 1% 1% 1% 2% 1% 1% 1% Year 2007 Origination 1% 1% 1% 1% 1% 1% 1% Year 2006 Origination 1% 1% 1% 2% 2% 2% 2% Year 2005 Origination 2% 2% 2% 2% 2% 2% 2% Year 2004 Origination and earlier 93% 94% 94% 94% 94% 94% 95% State TX 22% 22% 22% 22% 22% 22% 22% MS 19% 18% 18% 18% 18% 18% 18% AL 13% 12% 12% 13% 13% 12% 12% LA 6% 6% 6% 6% 6% 6% 6% FL 9% 9% 9% 9% 9% 8% 8% Other States 33% 33% 33% 33% 33% 33% 33% Current Delinquency Status Current 97.2% 97.4% 97.7% 97.4% 97.4% 97.7% 97.4% 30 1.0% 0.9% 0.8% 0.7% 1.0% 0.8% 0.9% 60 0.4% 0.3% 0.2% 0.6% 0.3% 0.3% 0.3% 90 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 120+ 1.0% 1.1% 1.1% 1.0% 1.1% 1.0% 1.1% Loan Status Active 93.0% 93.3% 93.3% 93.2% 93.3% 93.0% 92.6% Bankruptcy 5.3% 5.2% 5.3% 5.3% 5.5% 5.7% 6.0% Foreclosure 1.6% 1.3% 1.2% 1.3% 0.9% 0.9% 1.1% Litigation 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Total Fire Loss 0.0% 0.1% 0.2% 0.2% 0.3% 0.3% 0.3% Real Estate Owned # of Accounts 57 50 48 54 48 47 48 $ 1,673,337 1,355,318 1,252,904 1,439,346 1,190,955 1,195,352 1,193,035 0-3 months 38.2% 34.0% 41.8% 54.1% 53.5% 60.4% 54.2% 4-6 months 10.1% 9.9% 8.7% 13.8% 20.6% 10.8% 16.0% 7-9 months 6.9% 9.8% 12.9% 14.6% 4.9% 12.0% 11.9% 10-12 months 8.7% 10.9% 11.6% 1.4% 6.6% 6.5% 6.5% over 12 months 36.1% 35.3% 25.0% 16.2% 14.3% 10.5% 11.5% Weighted Average Original LTV 96% 96% 96% 96% 96% 96% 96% Original LTV: 0-70 0% 0% 0% 0% 0% 0% 0% Original LTV: 70.01 - 80 0% 0% 0% 0% 0% 0% 0% Original LTV: 80.01 - 90 93% 93% 93% 94% 94% 94% 94% Original LTV: 90.01 - 100 7% 7% 7% 7% 6% 6% 6% Weighted Average FICO 592 593 593 594 594 594 594 FICO: <=600 44% 44% 44% 43% 42% 42% 41% FICO: 601 - 640 12% 13% 13% 13% 13% 13% 13% FICO: 641 - 680 9% 9% 9% 9% 9% 9% 9% FICO: 681 - 720 5% 5% 5% 5% 5% 5% 5% FICO: 721 - 760 3% 3% 3% 3% 3% 3% 3% FICO: 761 - 800 3% 2% 2% 2% 2% 2% 2% FICO: >=801 1% 1% 1% 1% 1% 1% 1% Unknown 23% 23% 23% 24% 25% 25% 26% New Sale/Resale Customer New Sale 67% 67% 67% 68% 68% 68% 69% Resale 33% 33% 33% 32% 32% 32% 31% Table 5c: Portfolio Characteristics - Trust IV (Unaudited)

Trust VI

Portfolio Characteristics - Trust VI
(Unaudited)

	2009 Q3	2009 Q2	2009 Q1	2008 Q4	2008 Q3	2008 Q2	2008 Q1
Principal Value	127,322,957	130,116,606	133,055,053	135,219,533	138,629,354	141,826,998	144,843,391
Security Type							
ARM	-	-	-	-	-	-	-
Fixed	127,322,957	130,116,606	133,055,053	135,219,533	138,629,354	141,826,998	144,843,391
Total	127,322,957	130,116,606	133,055,053	135,219,533	138,629,354	141,826,998	144,843,391
Underlying Loan Characteristics							
Number of Loans	3,610	3,644	3,687	3,716	3,772	3,822	3,867
Total Principal Balance	127,322,957	130,116,606	133,055,053	135,219,533	138,629,354	141,826,998	144,843,391
Average Loan Size	35,270	35,707	36,088	36,388	36,752	37,108	37,456
Year 2009 Origination	2%	1%	1%	0%	0%	0%	0%
Year 2008 Origination	2%	2%	2%	2%	2%	1%	1%
Year 2007 Origination	1%	1%	1%	1%	1%	2%	2%
Year 2006 Origination	2%	2%	2%	2%	2%	2%	2%
Year 2005 Origination	1%	2%	2%	2%	2%	2%	2%
Year 2004 Origination and earlier	92%	93%	93%	93%	93%	94%	94%
State							
TX	22%	22%	21%	21%	21%	22%	22%
MS	18%	18%	18%	18%	18%	18%	18%
AL	10%	9%	10%	10%	10%	10%	10%
LA	6%	6%	6%	6%	6%	6%	6%
FL	6%	6%	6%	6%	6%	6%	6%
Other States	39%	39%	39%	39%	39%	39%	39%
Current Delinquency Status							
Current	97.5%	97.4%	97.7%	96.9%	97.5%	97.2%	97.6%
30	0.9%	0.8%	0.5%	1.3%	0.8%	1.3%	0.8%
60	0.3%	0.2%	0.2%	0.4%	0.4%	0.3%	0.4%
90	0.1%	0.3%	0.2%	0.5%	0.3%	0.3%	0.1%
120+	1.2%	1.3%	1.3%	1.0%	1.1%	0.9%	1.1%
Loan Status							
Active	94.3%	94.0%	93.8%	93.4%	93.5%	93.6%	93.6%
Bankruptcy	4.1%	4.6%	4.8%	5.2%	5.2%	5.4%	5.2%
Foreclosure	1.4%	1.4%	1.3%	1.3%	1.1%	0.9%	1.1%
Litigation	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Total Fire Loss	0.1%	0.0%	0.0%	0.1%	0.1%	0.0%	0.0%
Real Estate Owned							
# of Accounts	53	49	46	50	41	38	41
$	1,859,035	1,698,177	1,602,918	1,787,546	1,436,254	1,342,940	1,438,725
0-3 months	37.8%	35.1%	43.3%	49.5%	43.7%	49.3%	61.3%
4-6 months	13.8%	14.1%	12.7%	11.2%	23.9%	18.3%	9.9%
7-9 months	11.2%	14.5%	14.7%	19.2%	7.5%	8.4%	10.7%
10-12 months	7.3%	9.4%	9.7%	1.7%	6.0%	7.0%	2.2%
over 12 months	30.0%	26.9%	19.6%	18.3%	19.0%	17.0%	15.9%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	92%	92%	92%	93%	93%	93%	93%
Original LTV: 90.01 - 100	8%	8%	8%	8%	8%	7%	7%
Weighted Average FICO	594	594	594	594	594	595	595
FICO: <=600	45%	45%	45%	44%	44%	43%	42%
FICO: 601 - 640	14%	14%	14%	14%	14%	14%	13%
FICO: 641 - 680	10%	11%	11%	11%	10%	10%	10%
FICO: 681 - 720	5%	5%	5%	5%	5%	5%	5%
FICO: 721 - 760	3%	3%	3%	3%	3%	3%	3%
FICO: 761 - 800	3%	2%	2%	2%	2%	2%	2%
FICO: >=801	1%	1%	1%	1%	1%	1%	1%
Unknown	19%	19%	19%	20%	21%	22%	24%
New Sale/Resale Customer							
New Sale	76%	76%	77%	77%	77%	77%	78%
Resale	24%	24%	23%	23%	23%	23%	22%

Walter Investment Management Corp.
21

Trust VII

Portfolio Characteristics - Trust VII
(Unaudited)

	2009 Q3	2009 Q2	2009 Q1	2008 Q4	2008 Q3	2008 Q2	2008 Q1
Principal Value	126,679,138	128,623,489	130,733,539	132,385,836	134,582,356	136,717,497	139,734,986
Security Type							
ARM	-	-	-	-	-	-	-
Fixed	126,679,138	128,623,489	130,733,539	132,385,836	134,582,356	136,717,497	139,734,986
Total	126,679,138	128,623,489	130,733,539	132,385,836	134,582,356	136,717,497	139,734,986
Underlying Loan Characteristics							
Number of Loans	2,773	2,798	2,822	2,835	2,857	2,880	2,919
Total Principal Balance	126,679,138	128,623,489	130,733,539	132,385,836	134,582,356	136,717,497	139,734,986
Average Loan Size	45,683	45,970	46,327	46,697	47,106	47,471	47,871
Year 2009 Origination	2%	2%	1%	0%	0%	0%	0%
Year 2008 Origination	2%	2%	2%	2%	2%	1%	1%
Year 2007 Origination	2%	2%	2%	2%	2%	2%	2%
Year 2006 Origination	2%	2%	2%	2%	2%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%	2%	2%
Year 2004 Origination and earlier	91%	91%	92%	92%	92%	93%	93%
State							
TX	27%	26%	26%	26%	26%	27%	27%
MS	18%	18%	18%	18%	18%	18%	17%
AL	10%	10%	10%	10%	10%	11%	10%
LA	6%	6%	6%	6%	6%	6%	6%
FL	5%	5%	5%	5%	5%	5%	5%
Other States	35%	35%	35%	35%	35%	34%	35%
Current Delinquency Status							
Current	96.7%	96.6%	97.0%	96.6%	97.1%	97.3%	97.2%
30	1.0%	1.3%	1.0%	1.6%	1.3%	0.8%	1.3%
60	0.5%	0.6%	0.2%	0.4%	0.3%	0.5%	0.1%
90	0.2%	0.3%	0.3%	0.2%	0.3%	0.4%	0.3%
120+	1.6%	1.2%	1.5%	1.1%	1.0%	1.0%	1.1%
Loan Status							
Active	92.4%	92.2%	92.1%	92.3%	92.8%	92.5%	92.3%
Bankruptcy	5.6%	6.1%	5.8%	5.9%	5.6%	5.8%	6.0%
Foreclosure	1.9%	1.6%	1.9%	1.6%	1.3%	1.4%	1.3%
Litigation	0.0%	0.0%	0.0%	0.1%	0.1%	0.1%	0.2%
Total Fire Loss	0.0%	0.0%	0.2%	0.1%	0.2%	0.2%	0.2%
Real Estate Owned							
# of Accounts	43	39	38	47	40	46	39
$	1,730,162	1,711,233	1,575,544	2,054,487	1,648,137	1,861,422	1,522,650
0-3 months	54.5%	54.6%	45.4%	49.6%	46.4%	59.0%	56.7%
4-6 months	10.4%	8.8%	14.4%	11.5%	18.6%	13.9%	8.6%
7-9 months	7.0%	6.0%	13.2%	13.6%	5.6%	7.1%	12.5%
10-12 months	2.8%	9.1%	6.8%	1.7%	8.3%	10.2%	7.8%
over 12 months	25.3%	21.5%	20.3%	23.6%	21.0%	9.8%	14.4%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	91%	91%	90%	91%	91%	92%	92%
Original LTV: 90.01 - 100	9%	9%	10%	9%	9%	8%	8%
Weighted Average FICO	583	582	583	583	583	584	584
FICO: <=600	50%	50%	51%	51%	50%	49%	48%
FICO: 601 - 640	12%	12%	12%	12%	11%	11%	11%
FICO: 641 - 680	8%	8%	8%	8%	8%	8%	8%
FICO: 681 - 720	4%	4%	4%	4%	4%	4%	4%
FICO: 721 - 760	3%	2%	2%	2%	2%	2%	2%
FICO: 761 - 800	2%	3%	3%	3%	3%	3%	3%
FICO: >=801	1%	1%	1%	1%	1%	1%	1%
Unknown	19%	19%	19%	19%	21%	22%	23%
New Sale/Resale Customer							
New Sale	80%	81%	81%	81%	81%	82%	82%
Resale	20%	19%	19%	19%	19%	18%	18%

22

Trust VIII

Portfolio Characteristics - Trust VIII (Unaudited)	2009 Q3	2009 Q2	2009 Q1	2008 Q4	2008 Q3	2008 Q2	2008 Q1
Principal Value	134,998,550	137,320,786	140,291,846	143,066,059	146,539,135	150,025,994	153,700,278
Security Type							
ARM	-	-	-	-	-	-	-
Fixed	134,998,550	137,320,786	140,291,846	143,066,059	146,539,135	150,025,994	153,700,278
Total	134,998,550	137,320,786	140,291,846	143,066,059	146,539,135	150,025,994	153,700,278
Underlying Loan Characteristics							
Number of Loans	3,246	3,405	3,564	3,776	4,033	4,308	4,490
Total Principal Balance	134,998,550	137,320,786	140,291,846	143,066,059	146,539,135	150,025,994	153,700,278
Average Loan Size	41,589	40,329	39,364	37,888	36,335	34,825	34,232
Year 2009 Origination	2%	2%	1%	0%	0%	0%	0%
Year 2008 Origination	2%	2%	2%	3%	2%	2%	1%
Year 2007 Origination	2%	3%	3%	2%	3%	3%	3%
Year 2006 Origination	2%	2%	2%	2%	3%	3%	3%
Year 2005 Origination	2%	2%	2%	2%	2%	2%	2%
Year 2004 Origination and earlier	89%	89%	90%	90%	90%	91%	91%
State							
TX	28%	28%	28%	28%	28%	28%	28%
MS	19%	18%	19%	19%	19%	19%	19%
AL	9%	9%	9%	9%	9%	9%	9%
LA	6%	6%	6%	6%	6%	6%	6%
FL	5%	5%	5%	5%	5%	5%	5%
Other States	34%	34%	34%	34%	34%	34%	34%
Current Delinquency Status							
Current	96.1%	96.5%	97.3%	96.6%	95.7%	97.0%	97.5%
30	1.3%	1.2%	0.6%	1.1%	1.8%	1.3%	0.8%
60	0.5%	0.4%	0.3%	0.4%	0.6%	0.5%	0.5%
90	0.4%	0.4%	0.4%	0.4%	0.4%	0.2%	0.3%
120+	1.6%	1.5%	1.4%	1.4%	1.4%	0.9%	1.0%
Loan Status							
Active	91.1%	91.3%	91.3%	91.4%	91.4%	91.4%	91.2%
Bankruptcy	6.6%	6.6%	6.8%	6.7%	6.8%	7.2%	7.3%
Foreclosure	2.1%	1.9%	1.6%	1.7%	1.6%	1.0%	1.3%
Litigation	0.1%	0.1%	0.1%	0.1%	0.1%	0.2%	0.2%
Total Fire Loss	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Real Estate Owned							
# of Accounts	50	53	52	54	42	46	57
$	2,040,360	2,228,341	2,251,670	2,341,730	1,843,813	2,075,044	2,409,407
0-3 months	47.9%	44.8%	34.6%	55.0%	36.2%	48.0%	59.9%
4-6 months	19.1%	13.8%	21.3%	5.3%	18.4%	18.4%	13.2%
7-9 months	5.3%	14.7%	6.0%	13.2%	17.5%	9.3%	2.7%
10-12 months	11.3%	6.3%	6.8%	12.3%	7.2%	3.1%	15.0%
over 12 months	16.5%	20.4%	31.3%	14.2%	20.6%	21.2%	9.2%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	88%	88%	88%	89%	89%	89%	90%
Original LTV: 90.01 - 100	12%	12%	12%	11%	11%	11%	10%
Weighted Average FICO	579	580	580	581	581	581	582
FICO: <=600	51%	51%	51%	50%	49%	49%	47%
FICO: 601 - 640	12%	11%	11%	11%	11%	11%	11%
FICO: 641 - 680	8%	8%	8%	8%	8%	8%	8%
FICO: 681 - 720	4%	5%	5%	5%	5%	5%	5%
FICO: 721 - 760	2%	2%	2%	2%	2%	2%	2%
FICO: 761 - 800	2%	2%	2%	2%	2%	2%	2%
FICO: >=801	1%	1%	1%	1%	1%	1%	1%
Unknown	20%	20%	20%	21%	22%	23%	24%
New Sale/Resale Customer							
New Sale	76%	76%	76%	77%	77%	77%	78%
Resale	24%	24%	24%	23%	23%	23%	22%

Walter INVESTMENT MANAGEMENT CORP.

23

Trust X 2009 2009 2009 2008 2008 2008 2008 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Principal Value 195,052,595 197,199,333 201,085,630 202,818,530 206,621,062 210,489,354 213,576,427 Security Type ARM - - - - - - - Fixed 195,052,595 197,199,333 201,085,630 202,818,530 206,621,062 210,489,354 213,576,427 Total 195,052,595 197,199,333 201,085,630 202,818,530 206,621,062 210,489,354 213,576,427 Underlying Loan Characteristics Number of Loans 3,255 3,276 3,325 3,333 3,380 3,424 3,462 Total Principal Balance 195,052,595 197,199,333 201,085,630 202,818,530 206,621,062 210,489,354 213,576,427 Average Loan Size 59,924 60,195 60,477 60,852 61,130 61,475 61,692 Year 2009 Origination 3% 2% 1% 0% 0% 0% 0% Year 2008 Origination 3% 3% 3% 4% 3% 2% 1% Year 2007 Origination 3% 3% 3% 3% 3% 3% 3% Year 2006 Origination 2% 2% 2% 3% 3% 3% 3% Year 2005 Origination 2% 2% 2% 2% 2% 2% 3% Year 2004 Origination and earlier 87% 88% 88% 88% 89% 89% 90% State TX 33% 33% 32% 32% 32% 32% 32% MS 18% 18% 18% 18% 18% 18% 18% AL 7% 7% 7% 7% 7% 7% 7% LA 7% 7% 7% 7% 7% 7% 7% FL 4% 4% 4% 4% 4% 4% 5% Other States 32% 31% 32% 32% 32% 32% 31% Current Delinquency Status Current 95.0% 95.7% 95.6% 95.0% 94.6% 95.1% 96.4% 30 1.6% 1.3% 1.0% 1.3% 1.8% 1.6% 1.0% 60 0.7% 0.6% 0.4% 0.6% 0.8% 0.7% 0.4% 90 0.3% 0.2% 0.3% 0.7% 0.4% 0.4% 0.3% 120+ 2.4% 2.1% 2.6% 2.4% 2.4% 2.1% 2.0% Loan Status Active 89.3% 89.6% 89.1% 89.1% 89.5% 89.1% 89.3% Bankruptcy 7.9% 8.0% 7.9% 8.1% 7.9% 8.4% 8.6% Foreclosure 2.4% 2.1% 2.6% 2.3% 2.2% 2.0% 1.6% Litigation 0.2% 0.1% 0.2% 0.2% 0.2% 0.3% 0.3% Total Fire Loss 0.1% 0.1% 0.2% 0.2% 0.2% 0.2% 0.2% Real Estate Owned # of Accounts 107 107 84 96 78 72 82 $ 5,062,602 5,001,602 3,994,538 4,612,940 3,840,873 3,369,570 3,924,823 0-3 months 39.6% 40.4% 32.9% 52.4% 55.0% 45.0% 60.8% 4-6 months 15.1% 18.0% 22.4% 15.3% 12.9% 17.1% 15.3% 7-9 months 11.6% 14.4% 14.6% 10.9% 5.6% 15.9% 7.0% 10-12 months 9.0% 7.2% 5.2% 2.3% 11.7% 3.7% 3.8% over 12 months 24.6% 19.9% 24.9% 19.1% 14.8% 18.4% 13.0% Weighted Average Original LTV 97% 97% 97% 97% 97% 97% 97% Original LTV: 0-70 0% 0% 0% 0% 0% 0% 0% Original LTV: 70.01 - 80 0% 0% 0% 0% 0% 0% 0% Original LTV: 80.01 - 90 88% 87% 87% 87% 88% 88% 89% Original LTV: 90.01 - 100 12% 13% 13% 12% 12% 12% 11% Weighted Average FICO 573 573 573 573 573 573 574 FICO: <=600 53% 53% 53% 53% 53% 51% 51% FICO: 601 - 640 13% 13% 13% 13% 13% 13% 13% FICO: 641 - 680 7% 8% 8% 8% 8% 7% 7% FICO: 681 - 720 3% 3% 3% 3% 3% 3% 3% FICO: 721 - 760 2% 2% 2% 2% 2% 2% 2% FICO: 761 - 800 1% 2% 2% 2% 2% 2% 2% FICO: >=801 0% 0% 0% 0% 0% 0% 0% Unknown 20% 18% 18% 18% 18% 21% 21% New Sale/Resale Customer New Sale 82% 83% 83% 84% 84% 84% 85% Resale 18% 17% 17% 16% 16% 16% 15% Table 5g: Portfolio Characteristics - Trust X (Unaudited)

Trust XI 2009 2009 2009 2008 2008 2008 2008 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Principal Value 174,823,561 176,518,429 178,700,749 181,253,678 183,826,882 186,012,861 189,932,956 Security Type ARM - - - - - - - Fixed 174,823,561 176,518,429 178,700,749 181,253,678 183,826,882 186,012,861 189,932,956 Total 174,823,561 176,518,429 178,700,749 181,253,678 183,826,882 186,012,861 189,932,956 Underlying Loan Characteristics Number of Loans 2,746 2,763 2,783 2,805 2,831 2,851 2,901 Total Principal Balance 174,823,561 176,518,429 178,700,749 181,253,678 183,826,882 186,012,861 189,932,956 Average Loan Size 63,665 63,887 64,212 64,618 64,934 65,245 65,472 Year 2009 Origination 3% 2% 1% 0% 0% 0% 0% Year 2008 Origination 3% 3% 3% 4% 3% 2% 2% Year 2007 Origination 3% 3% 3% 3% 3% 3% 3% Year 2006 Origination 3% 3% 3% 2% 2% 2% 2% Year 2005 Origination 1% 1% 1% 2% 2% 2% 2% Year 2004 Origination and earlier 88% 88% 89% 89% 90% 90% 91% State TX 38% 38% 38% 38% 38% 38% 38% MS 17% 17% 17% 17% 17% 16% 17% AL 8% 8% 8% 8% 8% 8% 8% LA 7% 7% 7% 7% 7% 7% 7% FL 4% 4% 4% 4% 4% 4% 4% Other States 26% 26% 26% 26% 26% 27% 26% Current Delinquency Status Current 95.5% 96.1% 96.1% 95.1% 95.2% 96.2% 96.4% 30 1.2% 1.5% 1.1% 1.7% 2.1% 1.4% 0.9% 60 0.4% 0.5% 0.3% 0.7% 0.7% 0.4% 0.4% 90 0.7% 0.2% 0.4% 0.6% 0.4% 0.5% 0.5% 120+ 2.2% 1.6% 2.1% 1.9% 1.7% 1.5% 1.8% Loan Status Active 89.5% 90.1% 89.8% 89.4% 89.9% 90.0% 89.8% Bankruptcy 7.4% 7.8% 7.8% 7.6% 8.1% 8.0% 8.0% Foreclosure 3.0% 1.9% 2.3% 2.6% 1.7% 1.6% 1.7% Litigation 0.0% 0.1% 0.1% 0.2% 0.2% 0.3% 0.3% Total Fire Loss 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.2% Real Estate Owned # of Accounts 83 82 91 85 78 82 75 $ 4,193,182 4,241,630 4,573,659 4,400,226 4,156,815 4,235,168 3,865,325 0-3 months 37.2% 46.3% 47.1% 46.5% 36.4% 45.9% 52.5% 4-6 months 15.8% 11.4% 14.4% 7.7% 20.3% 15.6% 14.1% 7-9 months 12.6% 9.0% 7.1% 15.2% 13.1% 12.9% 12.0% 10-12 months 7.1% 8.9% 9.5% 11.2% 6.8% 7.7% 4.4% over 12 months 27.3% 24.3% 21.9% 19.3% 23.4% 18.0% 17.1% Weighted Average Original LTV 97% 97% 97% 97% 97% 97% 97% Original LTV: 0-70 0% 0% 0% 0% 0% 0% 0% Original LTV: 70.01 - 80 0% 0% 0% 0% 0% 0% 0% Original LTV: 80.01 - 90 89% 89% 88% 89% 89% 90% 90% Original LTV: 90.01 - 100 11% 11% 12% 11% 11% 10% 10% Weighted Average FICO 577 577 577 577 578 578 578 FICO: <=600 53% 53% 54% 53% 52% 51% 50% FICO: 601 - 640 13% 12% 12% 12% 12% 12% 12% FICO: 641 - 680 8% 8% 8% 8% 8% 8% 8% FICO: 681 - 720 4% 4% 4% 4% 4% 4% 4% FICO: 721 - 760 2% 2% 2% 2% 2% 2% 2% FICO: 761 - 800 2% 2% 2% 2% 2% 2% 2% FICO: >=801 1% 1% 1% 1% 1% 1% 1% Unknown 18% 18% 18% 19% 19% 20% 21% New Sale/Resale Customer New Sale 86% 87% 88% 88% 89% 89% 90% Resale 14% 13% 12% 12% 11% 11% 10% Table 5h: Portfolio Characteristics - Trust XI (Unaudited)

Trust 2004-1

Portfolio Characteristics - Trust 2004-1
(Unaudited)

	2009 Q3	2009 Q2	2009 Q1	2008 Q4	2008 Q3	2008 Q2	2008 Q1
Principal Value	178,776,669	180,703,025	184,925,851	187,427,413	189,694,018	193,498,510	196,753,447
Security Type							
ARM	866,183	870,479	917,250	919,397	921,586	924,451	1,079,841
Fixed	177,910,486	179,832,546	184,008,601	186,508,016	188,772,432	192,574,060	195,673,606
Total	178,776,669	180,703,025	184,925,851	187,427,413	189,694,018	193,498,510	196,753,447
Underlying Loan Characteristics							
Number of Loans	2,701	2,717	2,766	2,788	2,811	2,852	2,889
Total Principal Balance	178,776,669	180,703,025	184,925,851	187,427,413	189,694,018	193,498,510	196,753,447
Average Loan Size	66,189	66,508	66,857	67,226	67,483	67,847	68,104
Year 2009 Origination	3%	1%	1%	0%	0%	0%	0%
Year 2008 Origination	2%	3%	3%	3%	3%	2%	1%
Year 2007 Origination	1%	1%	1%	2%	2%	2%	2%
Year 2006 Origination	3%	3%	3%	3%	3%	3%	3%
Year 2005 Origination	1%	1%	1%	1%	1%	1%	1%
Year 2004 Origination and earlier	89%	90%	91%	91%	92%	92%	93%
State							
TX	49%	49%	49%	49%	49%	49%	49%
MS	13%	13%	13%	13%	13%	13%	13%
AL	7%	7%	7%	7%	7%	7%	7%
LA	5%	5%	5%	5%	5%	5%	5%
FL	4%	4%	4%	4%	4%	4%	4%
Other States	22%	22%	22%	22%	22%	22%	22%
Current Delinquency Status							
Current	96.0%	96.2%	96.3%	95.7%	95.5%	96.1%	97.2%
30	1.1%	1.3%	1.0%	1.5%	2.0%	1.5%	1.1%
60	0.7%	0.7%	0.6%	0.7%	0.7%	0.4%	0.3%
90	0.5%	0.3%	0.2%	0.5%	0.5%	0.5%	0.3%
120+	1.7%	1.6%	1.9%	1.5%	1.3%	1.5%	1.0%
Loan Status							
Active	90.9%	92.0%	91.6%	91.9%	92.4%	92.5%	92.9%
Bankruptcy	6.6%	5.9%	5.8%	5.8%	5.7%	5.8%	5.7%
Foreclosure	2.5%	2.0%	2.6%	2.1%	1.7%	1.5%	1.2%
Litigation	0.1%	0.1%	0.1%	0.2%	0.2%	0.2%	0.1%
Total Fire Loss	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Real Estate Owned							
# of Accounts	75	87	71	68	60	65	76
$	4,713,636	5,255,856	4,102,251	4,046,907	3,507,779	3,525,187	4,160,682
0-3 months	39.0%	45.6%	44.1%	48.4%	67.1%	41.2%	53.1%
4-6 months	18.1%	15.9%	24.2%	30.6%	2.4%	20.0%	20.6%
7-9 months	13.4%	18.2%	15.8%	1.9%	10.5%	17.0%	10.3%
10-12 months	15.0%	9.1%	2.1%	7.7%	10.7%	8.6%	3.9%
over 12 months	14.6%	11.3%	13.8%	11.4%	9.3%	13.3%	12.1%
Weighted Average Original LTV	92%	92%	91%	91%	91%	90%	90%
Original LTV: 0-70	1%	1%	1%	1%	1%	1%	1%
Original LTV: 70.01 - 80	2%	2%	2%	2%	2%	2%	2%
Original LTV: 80.01 - 90	79%	79%	80%	80%	80%	81%	81%
Original LTV: 90.01 - 100	18%	19%	18%	18%	18%	17%	17%
Weighted Average FICO	588	588	588	588	589	589	589
FICO: <=600	50%	50%	51%	51%	50%	49%	48%
FICO: 601 - 640	12%	12%	12%	12%	12%	12%	12%
FICO: 641 - 680	9%	9%	9%	9%	9%	9%	9%
FICO: 681 - 720	5%	5%	5%	5%	5%	5%	5%
FICO: 721 - 760	4%	4%	4%	4%	4%	4%	4%
FICO: 761 - 800	3%	3%	3%	3%	3%	3%	3%
FICO: >=801	1%	1%	1%	1%	1%	1%	1%
Unknown	17%	16%	15%	15%	16%	16%	18%
New Sale/Resale Customer							
New Sale	89%	90%	91%	91%	92%	92%	93%
Resale	11%	10%	9%	9%	8%	8%	7%

Walter INVESTMENT MANAGEMENT CORP.

26

Trust 2005-1 2009 2009 2009 2008 2008 2008 2008 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Principal Value 180,417,157 182,750,426 185,715,763 189,817,293 193,050,959 196,623,523 201,633,161 Security Type ARM 3,901,180 4,076,201 4,222,839 4,919,293 5,266,517 5,577,790 6,389,700 Fixed 176,515,978 178,674,225 181,492,924 184,898,001 187,784,442 191,045,734 195,243,462 Total 180,417,157 182,750,426 185,715,763 189,817,293 193,050,959 196,623,523 201,633,161 Underlying Loan Characteristics Number of Loans 2,366 2,385 2,414 2,448 2,476 2,515 2,561 Total Principal Balance 180,417,157 182,750,426 185,715,763 189,817,293 193,050,959 196,623,523 201,633,161 Average Loan Size 76,254 76,625 76,933 77,540 77,969 78,180 78,732 Year 2009 Origination 3% 2% 1% 0% 0% 0% 0% Year 2008 Origination 3% 3% 3% 4% 3% 2% 1% Year 2007 Origination 1% 1% 1% 1% 1% 1% 1% Year 2006 Origination 7% 7% 7% 19% 19% 19% 19% Year 2005 Origination 66% 67% 67% 66% 67% 67% 67% Year 2004 Origination and earlier 20% 20% 20% 11% 11% 11% 12% State TX 42% 42% 41% 41% 41% 41% 40% MS 14% 14% 15% 15% 14% 14% 14% AL 8% 8% 8% 8% 8% 8% 8% LA 6% 6% 6% 6% 6% 6% 6% FL 4% 4% 4% 4% 4% 4% 4% Other States 27% 26% 26% 26% 27% 27% 28% Current Delinquency Status Current 94.2% 94.5% 95.0% 93.8% 94.3% 95.0% 95.7% 30 1.5% 1.3% 1.6% 1.7% 2.1% 2.1% 1.3% 60 0.8% 1.3% 0.4% 0.8% 0.8% 0.5% 0.3% 90 0.5% 0.7% 0.4% 1.0% 0.4% 0.4% 0.4% 120+ 3.0% 2.3% 2.6% 2.8% 2.3% 2.0% 2.3% Loan Status Active 89.5% 90.2% 91.1% 90.7% 91.9% 92.8% 93.1% Bankruptcy 6.8% 6.4% 5.7% 5.5% 5.3% 4.9% 4.5% Foreclosure 3.1% 3.2% 2.9% 3.6% 2.5% 2.0% 2.1% Litigation 0.6% 0.1% 0.1% 0.2% 0.2% 0.2% 0.2% Total Fire Loss 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% Real Estate Owned # of Accounts 81 84 81 83 77 79 78 $ 5,441,608 5,609,254 5,516,747 5,424,326 5,311,345 6,196,324 5,725,400 0-3 months 42.9% 37.6% 38.2% 42.6% 46.0% 53.8% 66.3% 4-6 months 16.7% 22.9% 20.0% 15.9% 19.9% 25.8% 14.7% 7-9 months 16.1% 11.7% 7.7% 13.7% 16.5% 8.7% 5.0% 10-12 months 8.7% 7.2% 8.1% 15.5% 5.5% 3.8% 9.5% over 12 months 15.6% 20.6% 25.9% 12.3% 12.1% 7.9% 4.4% Weighted Average Original LTV 90% 90% 90% 89% 89% 89% 89% Original LTV: 0-70 2% 2% 2% 2% 2% 3% 3% Original LTV: 70.01 - 80 4% 4% 4% 4% 4% 4% 5% Original LTV: 80.01 - 90 35% 34% 34% 35% 35% 35% 35% Original LTV: 90.01 - 100 59% 60% 60% 59% 59% 58% 58% Weighted Average FICO 582 579 580 580 581 581 581 FICO: <=600 53% 54% 55% 54% 53% 52% 50% FICO: 601 - 640 10% 11% 9% 9% 9% 9% 9% FICO: 641 - 680 8% 8% 8% 8% 8% 7% 7% FICO: 681 - 720 4% 4% 5% 5% 5% 5% 5% FICO: 721 - 760 3% 3% 4% 3% 3% 3% 3% FICO: 761 - 800 3% 3% 3% 3% 3% 3% 3% FICO: >=801 1% 1% 1% 1% 1% 1% 1% Unknown 17% 16% 15% 17% 18% 20% 22% New Sale/Resale Customer New Sale 91% 92% 93% 94% 95% 96% 96% Resale 9% 8% 7% 6% 5% 4% 4% Table 5j: Portfolio Characteristics - Trust 2005-1 (Unaudited)

Trust 2006-1 2009 2009 2009 2008 2008 2008 2008 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Principal Value 189,176,856 192,787,299 197,632,152 203,645,463 208,213,542 213,590,657 219,651,375 Security Type ARM 18,478,434 19,708,457 20,477,310 22,711,782 23,308,383 25,534,869 28,703,701 Fixed 170,698,423 173,078,842 177,154,842 180,933,682 184,905,159 188,055,788 190,947,673 Total 189,176,856 192,787,299 197,632,152 203,645,463 208,213,542 213,590,657 219,651,375 Underlying Loan Characteristics Number of Loans 2,080 2,104 2,144 2,194 2,234 2,278 2,316 Total Principal Balance 189,176,856 192,787,299 197,632,152 203,645,463 208,213,542 213,590,657 219,651,375 Average Loan Size 90,950 91,629 92,179 92,819 93,202 93,762 94,841 Year 2009 Origination 2% 1% 1% 0% 0% 0% 0% Year 2008 Origination 3% 3% 2% 2% 2% 1% 1% Year 2007 Origination 18% 18% 19% 18% 18% 18% 18% Year 2006 Origination 70% 67% 70% 67% 67% 67% 67% Year 2005 Origination 7% 11% 7% 12% 12% 13% 14% Year 2004 Origination and earlier 0% 0% 1% 0% 0% 0% 0% State TX 34% 33% 33% 33% 33% 32% 31% MS 12% 12% 12% 12% 12% 12% 12% AL 7% 7% 7% 7% 7% 7% 7% LA 8% 7% 7% 8% 8% 7% 7% FL 9% 9% 9% 9% 9% 9% 9% Other States 31% 32% 32% 31% 31% 34% 34% Current Delinquency Status Current 91.6% 91.9% 92.3% 91.9% 92.6% 93.5% 93.8% 30 2.0% 2.3% 1.6% 1.4% 1.5% 1.6% 1.4% 60 0.8% 0.9% 0.5% 0.9% 1.1% 0.8% 1.0% 90 0.7% 0.2% 0.5% 1.1% 0.7% 0.5% 0.3% 120+ 5.0% 4.6% 5.1% 4.6% 4.1% 3.6% 3.5% Loan Status Active 88.5% 88.3% 88.2% 88.7% 90.3% 91.0% 91.8% Bankruptcy 6.4% 6.8% 6.1% 5.5% 5.4% 5.0% 4.8% Foreclosure 4.5% 4.7% 5.6% 5.7% 4.2% 3.9% 3.3% Litigation 0.6% 0.0% 0.0% 0.0% 0.1% 0.1% 0.1% Total Fire Loss 0.1% 0.1% 0.0% 0.0% 0.1% 0.0% 0.0% Real Estate Owned # of Accounts 132 136 131 117 112 102 95 $ 10,504,469 10,581,751 10,392,056 9,268,825 8,881,803 8,944,597 7,921,803 0-3 months 19.4% 28.0% 31.1% 38.1% 44.9% 46.2% 52.2% 4-6 months 18.5% 20.6% 13.4% 19.1% 16.7% 18.1% 25.1% 7-9 months 16.7% 13.9% 17.0% 12.4% 11.5% 19.3% 10.1% 10-12 months 12.8% 10.9% 12.5% 10.1% 13.3% 7.0% 5.4% over 12 months 32.7% 26.6% 26.1% 20.4% 13.6% 9.4% 7.1% Weighted Average Original LTV 87% 87% 87% 87% 87% 87% 87% Original LTV: 0-70 5% 5% 5% 5% 5% 5% 5% Original LTV: 70.01 - 80 9% 10% 10% 10% 10% 10% 10% Original LTV: 80.01 - 90 48% 47% 47% 47% 48% 49% 48% Original LTV: 90.01 - 100 38% 39% 38% 38% 38% 37% 37% Weighted Average FICO 584 579 579 579 580 579 580 FICO: <=600 51% 52% 54% 54% 54% 50% 48% FICO: 601 - 640 12% 12% 10% 10% 10% 9% 8% FICO: 641 - 680 8% 7% 7% 7% 7% 6% 6% FICO: 681 - 720 5% 4% 5% 5% 5% 5% 5% FICO: 721 - 760 3% 3% 3% 3% 3% 3% 3% FICO: 761 - 800 2% 2% 2% 2% 2% 2% 2% FICO: >=801 1% 1% 2% 2% 2% 2% 2% Unknown 18% 19% 17% 17% 17% 24% 26% New Sale/Resale Customer New Sale 95% 96% 97% 97% 98% 98% 99% Resale 5% 4% 3% 3% 2% 2% 1% Table 5k: Portfolio Characteristics - Trust 2006-1 (Unaudited)

Securitization Triggers Refer to indenture and all other securitization documents for further details on covenants and servicer requirements. Securitization Triggers Delinquency September 30, 2009 Loss September 30, 2009 Trigger Delinquency Trigger Losses Trust IV na 10.00% 4.20% Trust VI 8.00% 1.63% 8.00% 4.99% Trust VII 8.50% 2.27% 1.50% 0.97% Trust VIII 8.50% 2.49% 1.50% 1.03% Trust X 8.00% 3.32% 6.50% 7.50% Trust XI 8.75% 3.27% 6.25% 4.23% Trust 2004-1 8.00% 6.05% 4.75% 2.02% Trust 2005-1 8.00% 7.66% 4.75% 1.77% Trust 2006-1 8.00% 13.01% 5.25% 2.21% Key Securitization Trust Triggers